UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Assured Guaranty Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 2, 2018.
ASSURED GUARANTY LTD.
Meeting Information
Meeting Type: Annual General Meeting
For holders as of: March 8, 2018
Date: May 2, 2018
Time: 8:00 AM, London Time
Location: 6 Bevis Marks
London EC3A 7BA
United Kingdom
ASSURED GUARANTY LTD.
30 WOODBOURNE AVENUE
HAMILTON, HM 08 BERMUDA
For directions to the Annual Meeting, contact Virginia Reynolds at 020 7562 1920 or Vreynolds@agltd.com
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E36273-P02192

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E36274-P02192

Voting Items
The Board of Directors recommends you vote FOR each of the following nominees:
1. Election of Directors of Assured Guaranty Ltd. (the "Company"):
Nominees:
1a. Francisco L. Borges
1b. G. Lawrence Buhl
1c. Dominic J. Frederico
1d. Bonnie L. Howard
1e. Thomas W. Jones
1f. Patrick W. Kenny
1g. Alan J. Kreczko
1h. Simon W. Leathes
1i. Michael T. O’Kane
1j. Yukiko Omura
The Board of Directors recommends you vote FOR the following proposals:
2. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers.
3. To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2018, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor.
E36275-P02192
4A. To authorize the Company to vote for directors of the Company's subsidiary, Assured Guaranty Re Ltd. ("AG Re"):
Nominees:
4aa. Howard W. Albert
4ab. Robert A. Bailenson
4ac. Russell B. Brewer II
4ad. Gary Burnet
4ae. Ling Chow
4af. Stephen Donnarumma
4ag. Dominic J. Frederico
4ah. Walter A. Scott
4B. To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2018.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.